                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              BT INVESTMENT FUNDS
  ----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


  ----------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pur-suant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                                                                 August 23, 1999

Dear Shareholder:

    On June 4, 1999, Bankers Trust merged with Deutsche Bank A.G. As a result of the merger, we are asking shareholders of BT Mutual Funds to approve new ad-visory agreements. Enclosed is further information relating to these changes, including a Questions & Answers section and proxy card(s).

    Important information about the changes:

    . The merger has no effect on the number of shares you own or the value of those shares.

    . The advisory fees payable under the new advisory agreements have not increased.

    . The investment objective and policies of your mutual fund invest-ment have not changed.

    In addition to the change in advisory agreements, shareholders are also be-ing asked to approve other changes outlined in the enclosed Proxy Statement. The Board of Trustees of your BT Mutual Fund believes that the proposals are important and recommends that you read the enclosed materials carefully and then vote for all proposals.
          ---

    What you need to do:

    . Read all enclosed materials including the Questions & Answers sec-tion.

    .   Choose one of the following options to vote:

      1. By Mail: Complete the enclosed proxy card and return in postage-paid envelope provided.

      2.  By Telephone: Call the Toll-Free # on your proxy card.

      3.  By Internet: Logon to www.proxyvote.com.

      4.  Attend Shareholder Meeting (details enclosed).

    Please note: if you own shares of more than one Fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

                                   Sincerely,
                                   /s/Daniel O. Hirsch
                                   Daniel O. Hirsch

                                   Secretary
                                   BT Mutual Funds

                             QUESTIONS AND ANSWERS

                                 IMPORTANT NEWS

                    FOR SHAREHOLDERS OF BT INVESTMENT FUNDS

    Here is a brief overview of some matters affecting your Fund which require a shareholder vote. We encourage you to read the full text of the enclosed Proxy Statement, and to vote your shares.

  Q.  What has happened to require a shareholder vote?

  A. On June 4, 1999, Bankers Trust became a subsidiary of Deutsche Bank A.G. The combined entity now ranks as the fourth largest investment manager in the world with $670-billion in assets in a full range of active and index strategies.

    To ensure that Bankers Trust or an affiliate may continue to serve as investment adviser of the BT Mutual Funds, we are seeking shareholder approval of new advisory agreements.

    THE BOARD MEMBERS OF YOUR FUND RECOMMEND THAT YOU VOTE FOR THESE PRO-
    POSALS.

  Q.  Why am I being asked to vote on the new advisory agreements?

  A. The Investment Company Act, which regulates investment companies in the United States such as your BT Mutual Fund, requires a shareholder vote to approve a new advisory agreement following certain types of business combinations. Each of the new advisory agreements became effective immediately upon consummation of the merger and will continue in effect only upon shareholder approval.

  Q.  How does the merger affect my BT Mutual Fund?

  A. Your BT Mutual Fund and its respective investment objectives have not changed as a result of the merger. You still own the same shares in the same Fund as you did prior to the merger. Each of the new advisory agreements contains substantially the same terms and conditions as the agreement in effect prior to the merger, except for the dates of execution and termination. If shareholders do not approve the new advisory agreements, the agreements will no longer continue and the governing Board of your Fund will take such action as they deem to be in the best interests of the Fund, and their respective shareholders.

  Q.  Have the investment advisory fees remained the same?

  A.  Yes.

  Q.  What are the benefits of the merger?

  A. There are several potential positive aspects of the merger you may be interested in. Most notably, the combined institution will be one of the largest financial institutions in the world, as well as a leader in a number of important categories, including asset management. The financial strength of the combined institution coupled with the increased breadth and depth of its resources and capabilities are advantages the acquisition brings. Further, as a truly global institution, the combined entity will be in a unique position to provide coverage, services and products.

  Q. How does the Board of Trustees of my BT Mutual Fund recommend that I vote?

  A. After careful consideration, the Board of Trustees of your BT Mutual Fund recommends that you vote in favor of all the proposals on the enclosed proxy card(s).

  Q.  Whom do I call for more information?

  A. If you need more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-732-6168.

  Q.  How can I vote my shares?

  A.  You may choose from one of the following options to vote your shares:

    .   By mail, with the enclosed proxy card(s) and return envelope.

    . By telephone, with a toll-free call to the telephone number that appears on your proxy card.

    . Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site.

    . In person at the shareholder meeting (see details enclosed in proxy statement).

  Q. Will my BT Mutual Fund pay for the proxy solicitation and legal costs associated with this transaction?

  A.  No, Bankers Trust will bear these costs.

  Q.  What happens if I own shares in more than one BT Mutual Fund?

  A. If you have more than one BT Mutual Fund in your name at the same address, you will receive separate proxy cards for each Fund but only one proxy statement for the account.

    Please vote all issues on each proxy card that you receive. Thank you for mailing your proxy card(s) promptly.

                              BT INVESTMENT FUNDS

                            Quantitative Equity Fund

                                One South Street
                           Baltimore, Maryland 21202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To Be Held September 21, 1999

    A Special Meeting of shareholders of BT Investment Funds (the "Trust") will be held at the offices of BT Alex. Brown Incorporated, One South Street, 30th Floor, Baltimore, Maryland 21202 on September 21, 1999 at 11:00 a.m. (the "Spe-cial Meeting"). The Trust is an open-end management investment company, orga-nized under the laws of the Commonwealth of Massachusetts, that is comprised of the Quantitative Equity Fund (the "Fund") and fifteen other series, which are not addressed in the accompanying Proxy Statement ("Proxy Statement").

    The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the meeting or any adjournments thereof:

PROPOSAL I:                   To approve or disapprove new investment advisory
-----------                   agreements (each a "New Advisory Agreement" and
                              collectively the "New Advisory Agreements") for the Trust:

                                  A. To approve or disapprove a New Advisory
                              Agreement between the Trust and Bankers Trust Company ("Bankers Trust").

                                  B. To approve or disapprove a New Advisory
                              Agreement between the Trust and Morgan Grenfell Inc. ("MGI") to be implemented within two years of the date of the Special Meeting upon approval of the members of the Trust's Board of Trustees who are not "interested persons" ("Independent Trustees") (as defined in the Investment Company Act of 1940, as amended).

                                  C. To approve or disapprove a new sub-invest-
                              ment advisory agreement (the "New Sub-advisory Agreement," which term, unless otherwise speci-fied, is included within the meaning of New Advi-sory Agreements) among the Trust, MGI and Bankers Trust under which Bankers Trust may perform cer-tain of MGI's responsibilities, at MGI's expense, under the New MGI Advisory Agreement with the Trust upon approval of the Independent Trustees.

PROPOSAL II:                  To elect Trustees of the Trust to hold office un-
------------                  til their respective successors have been duly
                              elected and qualified or until their earlier res-ignation or removal.

PROPOSAL III:                 To approve conversion of the Fund's structure
-------------                 from a stand-alone fund structure to a master-
                              feeder fund structure.

PROPOSAL IV:                  To ratify or reject the selection of
------------                  PricewaterhouseCoopers LLP as the independent ac-
                              countants for the Fund's current fiscal year.

    The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

    The New Advisory Agreements described in Proposals IA, IB and IC, respec-tively, will contain substantially the same terms and conditions, except for the parties and the dates of execution, effectiveness and initial term, as the prior investment advisory agreements pursuant to which services were provided to the Trust. In addition, the form of New Sub-advisory Agreement authorizes the applicable investment adviser to adjust the duties, the amount of assets to be managed and the fees paid to the investment subadviser with and upon the ap-proval of the Board and the Independent Trustees. As more fully discussed in the accompanying Proxy Statement, approval of the New Advisory Agreements, which provide for the same services to be provided at the same fees, is gener-ally occasioned by the merger of Circle Acquisition Corporation, a wholly owned subsidiary of Deutsche Bank A.G. ("Deutsche Bank"), with and into Bankers Trust Corporation, the parent company of Bankers Trust. MGI is, and as a result of this transaction, Bankers Trust became, an indirect wholly owned subsidiary of Deutsche Bank. The New Advisory Agreements with MGI described in Proposal IB and the New Sub-advisory Agreement with Bankers Trust described in Proposal IC will permit Deutsche Bank, upon the approval of the Independent Trustees, to simplify the organizational structure of its U.S. mutual fund operations, en-hance the efficiency of their administration and promote consistency of inter-nal controls, compliance and regulatory oversight. The deferral in implementing the New Advisory Agreements with MGI is needed to permit Deutsche Bank a suffi-cient amount of time to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations.

    The close of business on July 22, 1999 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

    IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT SHAREHOLDER COM-MUNICATIONS CORPORATION AT 1-800-732-6168.

    This notice and related proxy material are first being mailed to sharehold-ers on or about August 23, 1999. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

                                        By Order of the Board of Trustees,
                                        /s/Daniel O. Hirsch
                                        Daniel O. Hirsch, Secretary

New York, New York
August 23, 1999

--------------------------------------------------------------------------------
 WHETHER  OR NOT  YOU EXPECT  TO  ATTEND THE  SPECIAL MEETING,  PLEASE
 COMPLETE, DATE AND SIGN THE ENCLOSED  PROXY CARD AND MAIL IT PROMPTLY
  IN THE ENCLOSED ENVELOPE IN  ORDER TO ASSURE REPRESENTATION OF YOUR
  SHARES  (UNLESS  YOU  ARE  VOTING   BY  TELEPHONE  OR  THROUGH  THE
   INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED
   IN THE UNITED STATES.
--------------------------------------------------------------------------------

                              BT Investment Funds

                            Quantitative Equity Fund

                                One South Street
                           Baltimore, Maryland 21202

            PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                               September 21, 1999

    This Proxy Statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Trustees of BT Investment Funds (the "Trust") with respect to the Quantitative Equity Fund (the "Fund") for use at the special meeting of the Trust to be held at the offices of BT Al-ex. Brown Incorporated, One South Street, 30th Floor, Baltimore, Maryland 21202 on September 21, 1999 at 11:00 a.m. (the "Special Meeting") and at any adjourn-ments thereof. This Proxy Statement and accompanying proxy card(s) ("Proxy") are expected to be mailed to shareholders on or about August 23, 1999.

    The Trust is comprised of several series. The Fund is a separate series of the Trust, along with fifteen other funds which are not addressed in this Proxy Statement.

    For simplicity, actions are described in this Proxy Statement as being taken by the Fund, although all actions are actually taken by the Trust on be-half of the Fund.

    The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may prop-erly come before the meeting or any adjournments thereof:

PROPOSAL I:                   To approve or disapprove new investment advisory
-----------                   agreements (each a "New Advisory Agreement" and
                              collectively the "New Advisory Agreements") for the Trust:

                                  A. To approve or disapprove a New Advisory
                              Agreement between the Trust and Bankers Trust Company ("Bankers Trust") (the "New BT Advisory Agreement").

                                  B. To approve or disapprove a New Advisory
                              Agreement between the Trust and Morgan Grenfell Inc. ("MGI" and, together with Bankers

                              Trust, the "Advisers") (the "New MGI Advisory Agreement") to be implemented within two years of the date of the Special Meeting upon approval of the members of the Trust's Board of Trustees who are not "interested persons" thereof ("Indepen-dent Trustees") (as defined in the Investment Company Act of 1940, as amended (the "Act")).

                                  C. To approve or disapprove a new sub-invest-
                              ment advisory agreement (the "New Sub-advisory Agreement," which term, unless otherwise speci-fied, is included within the meaning of New Advi-sory Agreements) among the Trust, MGI and Bankers Trust under which Bankers Trust may perform cer-tain of MGI's responsibilities, at MGI's expense, under the New MGI Advisory Agreement with the Trust upon approval of the Independent Trustees.

PROPOSAL II:                  To elect Trustees of the Trust to hold office
------------                  until their respective successors have been duly
                              elected and qualified or until their earlier resignation or removal.

PROPOSAL III:                 To approve conversion of the Fund's structure
-------------                 from a stand-alone fund structure to a master-
                              feeder fund structure.

PROPOSAL IV:                  To ratify or reject the selection of
------------                  PricewaterhouseCoopers LLP as the independent
                              accountants for the Fund for the current fiscal year.

    The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

    Among other proposals, the shareholders of the Trust are to consider the election of Charles P. Biggar, S. Leland Dill, Martin J. Gruber, Richard Hale, Richard J. Herring, Bruce E. Langton, Philip Saunders, Jr. and Harry Van Benschoten (the "Trustee Nominees") as Trustees of the Trust. Messrs. Dill and Saunders currently serve on the Board of the Trust (the "Board") and Drs. Her-ring and Gruber and Messrs. Langton and Van Benschoten serve as Trustees of various other investment companies within the Bankers Trust family of funds. To ensure adherence by the Trust with Section 15(f) of the Act, only Mr. Hale will be an "interested person" (within the meaning of Section 2(a)(19) of the Act) of the Fund following the Merger (as defined herein) and the approval of the New Advisory Agreements.

    Notice of the Special Meeting and a Proxy accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph, through the Internet or in person by officers or agents of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimburse-ment of brokerage firms and others for their expenses in forwarding solicita-tion material to the beneficial owners of the Fund's shares, (c) payment to Shareholder Communications Corporation for its services in soliciting proxies and (d) supplementary solicitations to submit Proxies, will be borne by Bankers Trust. If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly record-ed. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    The Annual Report of the Fund containing audited financial statements for the fiscal year ended December 31, 1998, as well as the Semi-Annual Report of the Fund (each a "Report"), have previously been furnished to the Fund's share-holders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800-730-1313.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accor-dance with the instructions marked on the Proxy. Shares of the Fund are enti-tled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice re-ceived by the Fund prior to the time it is voted.

    Bankers Trust will vote any shares in accounts as to which it has invest-ment authority, and shares in any other accounts as to which Bankers Trust is the agent of record, which are not otherwise represented in person or by proxy at the Special Meeting. Bankers Trust will vote shares of the Fund over which it has investment discretion in accord with its fiduciary and other legal obli-gations, and in its discretion may consult with the beneficial owners or other fiduciaries. Bankers Trust will vote shares of the Fund for which it is the owner of record but does not have investment discretion, with respect to each Proposal on which shareholders of the Fund are entitled to vote, which are not otherwise represented in person or by proxy at the Special Meeting. These shares will be voted by Bankers
Trust for, against, or abstaining, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Special Meet-ing. This practice is commonly referred to as "mirror" or "echo" voting.

    In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Spe-cial Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Trust or the Fund (as applicable) entitled to vote at the Spe-cial Meeting. For purposes of determining the presence of a quorum for trans-acting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See "Vote Required" for a further dis-cussion of abstentions and broker non-votes.)

    Shareholders of record at the close of business on July 22, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, 82,213.605 shares of the Fund were issued and outstand-ing.

    In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the Internet):

      .indicate your instructions on the Proxy;

      .date and sign the Proxy; and

      .mail the Proxy promptly in the enclosed envelope.

Beneficial Ownership of Shares of the Fund

    Annex I attached hereto sets forth information as of the Record Date re-garding the beneficial ownership of the Fund's shares by (i) the only persons known by the Fund to beneficially own more than five percent of the outstand-ing shares of the Fund, (ii) the Trustees and Trustee Nominees, (iii) the ex-ecutive officers of the Fund, and (iv) the Trustees and executive officers of the Fund as a group. The number of shares beneficially owned by each Trustee, Trustee Nominee or executive officer is determined under rules of the Securi-ties and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individ-ual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Annex I. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

Background

    The Fund. As indicated earlier, the Fund is a separate series of the Trust. Bankers Trust, a banking corporation organized under the laws of the State of New York, located at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as the investment adviser and custodian of the Fund. Bankers Trust is a wholly owned subsidiary of Bankers Trust Corpora-tion ("BT Corporation"), located at 130 Liberty Street (One Bankers Trust Pla-za), New York, New York 10006, a registered bank holding company organized un-der the laws of the State of New York. As discussed later in this Proxy State-ment, as a result of the Merger (as defined herein), BT Corporation became a wholly owned subsidiary of Deutsche Bank A.G. ("Deutsche Bank"), located at 31 West 52nd Street, New York, New York 10019. ICC Distributors, Inc., located at Two Portland Square, Portland, Maine 04101 serves as the principal underwriter of the Fund. ICC Distributors, Inc., is not affiliated with Bankers Trust, Deutsche Bank or any of their affiliates.

                            PROPOSALS IA, IB AND IC

                      APPROVAL OF NEW ADVISORY AGREEMENTS

    The New Advisory Agreements will contain substantially the same terms and conditions, except for the parties and the dates of execution, effectiveness and initial term, as the prior investment advisory agreement pursuant to which services were provided to the Fund. In addition, the form of New Sub-advisory Agreement authorizes the applicable investment adviser to adjust the duties, the amount of assets to be managed and the fees paid to the investment subadviser with and upon the approval of the Board and the Independent Trust-ees. As more fully discussed below, approval of the New Advisory Agreements, which provide for the same services to be provided at the same fees, is gener-ally occasioned by the Merger (as defined herein), pursuant to which Bankers Trust became an indirect subsidiary of Deutsche Bank. The New MGI Advisory Agreement described in Proposal IB and the New Sub-advisory Agreement with Bankers Trust described in Proposal IC will permit Deutsche Bank, upon the ap-proval of the Independent Trustees, to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their adminis-tration and promote consistency of internal controls, compliance and regula-tory oversight. The deferral in implementing the New MGI Advisory Agreement is needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations.

The Prior Advisory Agreement

    The Prior Advisory Agreement. Prior to June 4, 1999, Bankers Trust served as investment adviser to the Fund (as discussed earlier) pursuant to an in-vestment advisory agreement between Bankers Trust and the Trust (the "Prior Advisory Agreement"). The Prior Advisory Agreement was initially approved by the Board, including a majority of the Independent Trustees.

    The date of the Prior Advisory Agreement was December 31, 1998. The Prior Advisory Agreement was most recently approved by the Fund's Trustees on March 8, 1999. The advisory fee rate is 0.50%./1/

    The Merger. On November 30, 1998, BT Corporation, Deutsche Bank and Circle Acquisition Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Circle Ac-quisition Corporation, a wholly owned New York subsidiary of Deutsche Bank, merged with and into BT Corporation on June 4, 1999, with BT Corpora-
-----------
1 The Fund first opened to investors on March 29, 1999. Therefore, fees were not paid by the Fund to Bankers Trust for the prior fiscal year. The Fund's total fund operating expenses are capped pursuant to an Expense Limitation Agreement between Bankers Trust and the Trust. The fee rate shown does not reflect the cap.

tion continuing as the surviving entity (the "Merger"). Under the terms of the Merger, each outstanding share of BT Corporation common stock was converted into the right to receive $93 in cash, without interest. Since the Merger, BT Corporation, along with its affiliates, has continued to offer the range of financial products and services, including investment advisory services, that it offered prior to the Merger.

    As a result of the Merger, BT Corporation became a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, in-stallment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies (the "Deutsche Bank Group"). At March 31, 1999, the Deutsche Bank Group had total assets of US $727 billion. The Deutsche Bank Group's capital and reserves at March 31, 1999, were US $19.6 billion.

    Impact of the Merger on the Prior Advisory Agreements. Section 15(a) of the Act provides, in pertinent part, that "[i]t shall be unlawful for any per-son to serve or act as investment adviser of a registered investment company, except pursuant to a written contract, which contract, whether with such reg-istered company or with an investment adviser of such registered company, has been approved by the vote of a majority of the outstanding voting securities of such registered company . . . ." Section 15(a)(4) of the Act further re-
quires that such written contract provide for automatic termination in the event of its assignment. Section 2(a)(4) of the Act defines "assignment" to include any direct or indirect transfer of a contract by the assignor.

    While it may be argued otherwise, consummation of the Merger may have re-sulted in an "assignment" of the Prior Advisory Agreement within the meaning of the Act, terminating the agreement according to its terms and the Act as of June 4, 1999. Specifically, as Bankers Trust is a wholly owned subsidiary of BT Corporation, the merger of Circle Acquisition Corporation with and into BT Corporation could be deemed to have resulted in an "assignment" of the Prior Advisory Agreement with Bankers Trust.

    On May 25, 1999, Bankers Trust was granted an exemptive order (the "Exemptive Order") by the Commission permitting implementation, without ob-taining prior shareholder approval, of the New BT Advisory Agreement during an interim period commencing on the date of the closing of the Merger and contin-uing, for a period of up to 150 days, through the date on which the New BT Ad-visory Agreement is approved or disapproved by the shareholders of the Fund (the "Interim Period"). Under the terms of the Exemptive Order, Bankers Trust was allowed to receive advisory fees during the Interim Period pursuant to the New BT Advisory Agreement, provided that these fees would be held in escrow pending shareholder approval of the New BT Advisory Agreement. In accordance with the Exemptive Order, the advisory fees charged to the Fund and paid to Bankers Trust under the New BT Advisory Agreement have been held in an inter-est-bearing escrow account and the Fund expects to continue to deposit these fees in such account until approval of the New BT Advisory Agreement by the shareholders of the Fund has been obtained. If the New BT Advisory Agreement is not approved by the shareholders by the expiration of the Interim Period, the fees held in escrow will be remitted to the Fund. As of June 30, 1999, the amount in escrow totaled $0.00. The Fund's advisory fee is currently being waived by Bankers Trust in order to remain under the limit established by the Expense Limitation Agreement.

    The shareholders of the Fund are not being asked to approve or disapprove the Merger or the Merger Agreement; rather, they are being asked under these Proposals to approve and continue the New BT Advisory Agreement and to approve the New Advisory Agreements for the Fund. Other than the parties and the dates of execution, effectiveness, and initial term of the agreement, the New Advi-sory Agreements will contain substantially the same terms and conditions as the Prior Advisory Agreement. In addition, the form of New Sub-advisory Agreement authorizes the applicable investment adviser to adjust the duties, the amount of assets to be managed and the fees paid to the investment subadviser with and upon the approval of the Board and the Independent Trustees. The advisory fee rate charged to the Fund under the Prior Advisory Agreement has continued to apply under the New BT Advisory Agreement and would continue to apply under the New MGI Advisory Agreement. MGI, and not the Trust, would be solely responsible for paying the sub-advisory fees, which may vary from time to time as approved by the Independent Trustees. The sub-advisory fees would be paid by MGI di-rectly to the subadviser. In addition, the Advisers have advised the Fund that it can expect to continue to receive the same level and quality of services un-der the New Advisory Agreements as it received under the Prior Advisory Agree-ment. The Advisers have represented to the Board that in the event of any mate-rial change in the investment management personnel of the Advisers responsible for providing services to the Fund, the Advisers will apprise and consult with the Board to ensure that the Board, including a majority of the Board's Inde-pendent Trustees, is satisfied that the services provided by the Advisers will not be diminished in scope and quality.

The New Advisory Agreements

    The New Advisory Agreements. The form of the New Advisory and Sub- advisory Agreement is attached to this Proxy Statement as Exhibit A. If shareholders ap-prove the New Advisory Agreements, each of the agreements will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter by specific approval of the Board or shareholders of the Fund, provided that they are also approved by a majority of the Indepen-dent Trustees. The terms and conditions of the New Advisory Agreements, other than the parties and the dates of execution, effectiveness and initial term, are substantially the same as those of the Prior Advisory Agreement. In addi-tion, the form of New Sub-advisory Agreement authorizes the applicable invest-ment adviser to adjust the duties, the amount of assets to be managed and the fees paid to the investment subadviser with and upon the approval of the Board and the Independent Trustees. The New BT Advisory Agreement and the New MGI Advisory Agreement will be between the Trust and either Bankers Trust or MGI, as applicable; the New Sub-advisory Agreement will be among the Trust, MGI (as Adviser) and Bankers Trust (as subadviser). The New BT Advisory Agreement be-came effective as of June 4, 1999, the date of the consummation of the Merger.

    If the New MGI Advisory Agreement and/or the New Sub-advisory Agreement is approved, Bankers Trust will continue to perform its advisory duties under the New BT Advisory Agreement until the New MGI Advisory Agreement and/or the New Sub-advisory Agreement is implemented. MGI, as Adviser, and Bankers Trust, as subadviser, would perform its respective advisory duties and be paid its re-spective advisory fees only upon implementation of the applicable New Advisory Agreement.

    Under the terms of the New Advisory Agreements, as under the Prior Advi-sory Agreement, each of the Advisers agrees to furnish the Fund with invest-ment advisory and other services in connection with a continuous investment program for the Fund, including investment research and management with re-spect to all securities, investments, cash and cash equivalents in the portfo-lios. Subject to the supervision and control of the Board, each of the Advis-ers agrees to (a) conform to all applicable rules and regulations of the Com-mission, including all applicable provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "Exchange Act"), the Act and the Investment Advisers Act of 1940, as amended (the "Ad-visers Act"), and will conduct its activities under the New Advisory Agree-ments in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries, (b) provide the services ren-dered by it in accordance with the Fund's investment objectives and policies as stated in the Prospectus and Statement of Additional Information of the Fund, as from time to time in effect, and the Fund's then current registration statement on Form N-1A as filed with the Commission and the then current of-fering Memorandum if the Fund is not registered under the 1933 Act, (c) place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer selected by it, (d) determine from time to time what securities or other investments will be purchased, sold or retained by the Fund, and (e) maintain books and records with respect to the securities transactions of the Fund and render to the Board such periodic and special reports as they may request.

    The Advisory Fee. The investment advisory fee rate charged to the Fund un-der the New BT Advisory Agreement and the New MGI Advisory Agreement is the same as the investment advisory fee rate charged under the Prior Advisory Agreement. As noted above, the investment advisory fee payable under the New Sub-advisory Agreement would be paid by MGI, not the Trust, and may vary from time to time, subject to the approval of the Trust's Board, including a major-ity of its Independent Trustees.

    As under the Prior Advisory Agreement, Bankers Trust or MGI, as applicable, is paid a fee under the New Advisory Agreements for its services, calculated daily and paid monthly, equal, on an annual basis, to 0.50% of the Fund's aver-age daily net assets.

    Generally. If approved, the New Advisory Agreements, as applicable, will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually
(1) by the Board or by the holders of a majority of the Fund's outstanding vot-ing securities and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. Like the Prior Advisory Agreement, the New Advisory Agreements will terminate upon assignment by any party and are terminable, without penalty, on 60 days' written notice by the Board or by a "majority" vote of the shareholders of the Fund (as defined in the Act) or upon 60 days' written notice by the applicable Adviser.

    The services of the Advisers are not deemed to be exclusive and nothing in the New Advisory Agreements prevents them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. In addition, the Advisers are obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreements. The Trust bears certain other expenses including the fees of the Board. The Trust also pays any extraordinary expenses incurred.

    Under the New Advisory Agreements, each of the Advisers will exercise its best judgment in rendering its advisory services. The Advisers shall not be li-able for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which the New Advisory Agreements relate, provided that nothing therein shall be deemed to protect or purport to protect the Advisers against any liability to the Trust or the Fund or to its shareholders to which the Advisers could otherwise be subject by rea-son of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or by reason of the Advisers' reckless disregard of their obligations and duties under the New Advisory Agreements.

The Advisers

    Bankers Trust. Bankers Trust is the principal banking subsidiary of BT Cor-poration. Bankers Trust is a bank and, therefore, not required to register as an investment adviser under the Advisers Act. Bankers Trust provides a broad range of commercial banking and financial services, including originating loans and other forms of credit, accepting deposits and arranging financings. Bankers Trust also engages in trading currencies, securities, derivatives and commodi-ties. In addition to providing investment advisory services to the Fund, Bank-ers Trust serves as investment adviser to 31 other investment companies and in-vestment subadviser to 34 other investment companies. (See Annex II for a list of those investment companies that Bankers Trust advises that have investment objectives similar to those of the Fund, together with information regarding the fees charged to those companies.) As of March 31, 1999, Bankers Trust had over $313 billion of assets under management./2/

    The names, business addresses and principal occupations of the current chief executive officer and directors of Bankers Trust are set forth below.

          Name and Address                      Principal Occupation
------------------------------------------------------------------------------
Josef Ackermann                       Chairman of the Board, Chief Executive
Deutsche Bank A.G. Taunusanlage 12    Officer and President, Bankers Trust
D-60262 Frankfurt am Main Federal     Company; Member, Board of Managing
Republic of Germany                   Directors, Deutsche Bank A.G.
Hans Angermueller                     Shearman & Sterling, of counsel
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022
George B. Beitzel                     Director, Computer Task Group, Inc.;
29 King Street                        Director, Phillips Petroleum Company;
Chappaqua, NY 10514-3432              Director, TIG Holdings Inc.
William R. Howell                     Chairman Emeritus, J.C. Penney Company,
J.C. Penney Company, Inc.             Inc.; Director, Exxon Corporation;
P.O. Box 10001                        Director, Halliburton Company; Director,
Dallas, TX 75301-1109                 National Organization on Disability;
                                      Director, National Retail Federation;
                                      Director and Chairman, Southern
                                      Methodist University Board of Trustees;
                                      Director, Warner-Lambert Company;
                                      Director, The Williams Companies, Inc.
Hermann-Josef Lamberti Deutsche Bank  Member, Board of Managing Directors,
A.G. Taunusanlage 12                  Deutsche Bank A.G.
D-60262 Frankfurt am Main Federal
Republic of Germany
------------------------------------------------------------------------------

2 The Fund opened to investors on March 29, 1999, and had no assets under man-agement as of March 31, 1999.

         Name and Address                     Principal Occupation
------------------------------------------------------------------------
John A. Ross                        Regional Chief Executive Officer,
Deutsche Bank A.G.                  Deutsche Bank Americas Holding Corp.
31 West 52nd Street
New York, NY 10019
Ronaldo H. Schmitz                  Member, Board of Managing Directors,
Deutsche Bank A.G. Taunusanlage 12  Deutsche Bank A.G.
D-60262 Frankfurt am Main Federal
Republic of Germany
------------------------------------------------------------------------

    In addition to serving as investment adviser to the Fund, Bankers Trust also serves as administrator, transfer agent and custodian of the Fund. These services will continue to be provided by Bankers Trust after approval of the New Advisory Agreements./3/

    MGI. MGI is a corporation organized under the laws of the State of Dela-ware and is a registered investment adviser under the Advisers Act. It is lo-cated at 885 Third Avenue, 32nd Floor, New York, NY 10022. MGI provides a full range of investment advisory services to institutional clients. MGI serves as investment adviser to ten other investment companies and as subadviser to five other investment companies. MGI is a subsidiary of Morgan Grenfell Asset Man-agement Ltd. ("MGAM") located at 20 Finsbury Circus, London, England, a wholly owned subsidiary of Deutsche Morgan Grenfell Group PLC, located at 23 Great Winchester Street, London, England, an investment holding company which is, in turn, a wholly owned subsidiary of Deutsche Bank. MGAM currently manages ap-proximately $16.5 billion for a wide range of pension, corporate, insurance, local authority, government and private clients worldwide. (See Annex II for a list of those investment companies that MGI advises that have investment ob-jectives similar to those of the Fund, together with information regarding the fees charged to those companies.)
-----------
3 Because the Fund opened to investors on March 29, 1999, the Fund has not had a full fiscal year and the Trust has not yet made payments to Bankers Trust for these services for the Fund.

    The names, business addresses and principal occupations of the current di-rectors and chief executive officer of MGI are set forth below. Except as oth-erwise indicated, the business address of the individuals named below is 885 Third Avenue, 32nd Floor, New York, NY 10022 and their positions at MGI con-stitute their principal occupation.

    Name and Address                 Principal Occupation
-------------------------------------------------------------------
Richard Marin*             President and Director, Morgan Grenfell
280 Park Avenue            Inc.; Managing Director, Bankers Trust
New York, NY 10017         Company
David Westover Baldt       Executive Vice President and Director,
                           Morgan Grenfell Inc.
Joan A. Binstock           Chief Operating Officer, Secretary,
                           Treasurer, and Director, Morgan Grenfell
                           Inc.
Audrey Mary Theresa Jones  Executive Vice President, Portfolio
                           Manager and Director, Morgan Grenfell
                           Inc.
Robert H. Smith            Chairman and Director, Morgan Grenfell
                           Inc.; Chief Executive Officer, Morgan
                           Grenfell Asset Management; Chairman and
                           Chief Executive Officer, Morgan Grenfell
                           Development Capital
Steven Schneider           Managing Director, Bankers Trust Company
280 Park Avenue
New York, NY 10017
-------------------------------------------------------------------

*  Mr. Marin beneficially owns 26.33% of the shares of the Fund.

Section 15(f) of the Act

    Section 15(f) of the Act provides that when a change of control of an in-vestment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive an amount or benefit in connection therewith as long as two conditions are satisfied.

    First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Act, the term "unfair burden" includes any arrangement during the two (2) year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of other property to, or on behalf of the investment company (other than fees for bona fide brokerage and principal underwriting services). The Advisers have advised the Board that there are no circum-stances arising from the Merger that might result in an "unfair burden" (within the meaning of section 15(f) of the Act) being imposed on the Trust. After con-ducting its reviews of the Advisers and of Bankers Trust's performance, and af-ter reviewing materials specifically provided by Bankers Trust as a result of the termination of the Prior Advisory Agreements and its request that the Board approve the New Advisory Agreements, the Board was satisfied that it had re-ceived and appropriately considered the relevant factors and, after consulta-tion with counsel, the Board determined to approve the New Advisory Agreements.

    The second condition is that, during the three (3) year period immediately following the Merger, at least 75% of the members of the Board must not be "in-terested persons" of the Advisers within the meaning of the Act. All current members of the Board are not, and have continued not to be since the Merger, "interested persons" of the Advisers.

Additional Information

    On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal author-ities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activi-ties of Bankers Trust or its affiliates.

    As a result of the plea, absent an order from the Commission, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The Commission has granted Bankers Trust a temporary order under Section 9(c) of the Act to permit Bankers Trust and its affiliates to continue to pro-vide investment advisory services to registered investment companies, and Bank-ers Trust, pursuant to Section 9(c) of the Act, has filed an application for a permanent order. On May 7, 1999, the Commission extended the temporary order under Section 9(c) of the Act until the Commission takes final action on the application for a permanent order or, if earlier, November 8, 1999. However, there is no assurance that the Commission will grant a permanent order. If the Commission refuses to grant a permanent order, shareholders will receive sup-plemental proxy materials requesting approval to release any amounts held in escrow up to the time of the refusal and such other action as deemed appropri-ate by the Board.

Recommendation of the Board

    At a meeting of the Board held on March 8, 1999 called for the purpose of, among other things, voting on approval of the New BT Advisory Agreement, the Board, including the Independent Trustees, unanimously approved the New BT Ad-visory Agreement. In reaching this conclusion, the Board obtained from BT Cor-poration, Deutsche Bank and Bankers Trust such information as they deemed rea-sonably necessary to approve Bankers Trust as investment adviser to the Trust. Additionally, the Board considered a number of factors, including, among other things, the continuity of the management of the Trust after the Merger; the nature, scope and quality of services that Bankers Trust would likely provide to the Fund; the quality of the personnel of Bankers Trust; Bankers Trust's commitment to continue to provide these services in the future; the mainte-nance of the identical advisory fee rates; and the fact that the New BT Advi-sory Agreement contains substantially the same terms and conditions as the Prior Advisory Agreement. Based on the factors discussed above and others, the Board determined that the New BT Advisory Agreement is fair and reasonable and in the best interest of the Fund and its shareholders.

    At meetings of the Board held on July 15 and July 27, 1999 called for the purpose of, among other things, discussing and voting on approval of the New MGI Advisory Agreement and the New Sub-advisory Agreement, the Board obtained from Deutsche Bank and MGI such information as it deemed reasonably necessary to approve MGI as investment adviser to the Fund. Representatives of Deutsche Bank and MGI made detailed presentations at the July 15th and July 27th meet-ings with respect to, among other factors, the organizational structure, as-sets under management, asset management services, financial condition and business plan of MGI. The Board considered the same factors described above for the New BT Advisory Agreement with regard to the New MGI Advisory Agree-ment and the New Sub-advisory Agreement. The Board also considered a number of other factors, including the capacity of MGI to perform its duties under the New Advisory Agreements; the high degree of continuity of investment manage-ment personnel expected to be available to the Fund because most of the per-sonnel of Bankers Trust who provided services under the Prior Advisory Agree-ment will be employed by MGI; the financial standings of Deutsche Bank and MGI; the benefits to the Fund and the Trust from technological advances being instituted by Deutsche Bank on a world-wide basis; the experience and expert-ise of MGI as an investment adviser, as reflected in its amount of assets un-der management, and the new organizational structure proposed to be created as a component of the Merger and the benefits that may accrue to the shareholders as a result thereof. With respect to the last factor, the Board considered that the proposed organizational structure may simplify the organizational structure of Deutsche Bank's U.S. mutual fund operations, enhance the effi-ciency of their administration and promote consistency of internal controls, compliance and regulatory oversight. Additionally, the eventual implementation of the New MGI

Advisory Agreement will provide the Fund and the Trust with an investment ad-viser registered under the Advisers Act.

    The Board was apprised that the deferral in implementing the New MGI Advi-sory Agreement is needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations. The Advisers also emphasized to the Board that the New MGI Advisory Agreement and the New Sub-advisory Agree-ment would be implemented only upon the approval of the Independent Trustees based on information they then deemed adequate and necessary to consider these arrangements. At the July 27th meeting of the Board, a majority of the Board, including a majority of the Independent Trustees, approved the New MGI Advisory Agreement and the New Sub-advisory Agreement.

    Based on the factors discussed above and others, the Board determined that the New MGI Advisory Agreement and the New Sub-Advisory Agreement are fair and reasonable and in the best interest of the shareholders.

    In addition, at meetings held on March 24 and April 21, 1999 the Board, in-cluding the Independent Trustees, also was apprised of the guilty pleas dis-cussed above and the exemptive relief sought by Bankers Trust.

    Therefore, after careful consideration, the Board, including the Indepen-dent Trustees, recommends that the shareholders of the Fund vote "FOR" the ap-proval of the New Advisory Agreements as set forth in these Proposals.

    If the New BT Advisory Agreement is approved by the shareholders, it will continue in effect as described above. If the New BT Advisory Agreement is not approved by the shareholders, the advisory fees held in escrow with respect to the New BT Advisory Agreement will be paid over to the Trust. In such event, the Board will consider what other action is appropriate based upon the inter-ests of the shareholders. If the New MGI Advisory Agreement and/or the New Sub-advisory Agreement are not approved by the shareholders, the New BT Advisory Agreement, if it has been approved by the shareholders, will continue in effect in accordance with its terms while the Board considers whether and the extent to which other action is appropriate based upon the interests of the sharehold-ers.

                                  PROPOSAL II

                   ELECTION OF BOARD OF TRUSTEES OF THE TRUST

    Trustees constituting the entire Board of Trustees of the Trust are to be elected at the Special Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Trustee Nominees were recently selected by the Independent Trustees and nominated by the full Board at a meeting held on July 27, 1999./4/ The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Of the Trustee Nominees, S. Leland Dill and Philip Saunders, Jr. are currently Trustees of the Trust. No Trustee or Trustee Nominee of the Trust serves or will serve as an officer of the Trust. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below as the entire Board of Trustees of the Trust. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person as the Board may recommend.

    The following table sets forth the name, age, position with the Trust, and principal occupation of each Trustee Nominee:

                                TRUSTEE NOMINEES

                      Position     Principal Occupations During
 Name and Age         with Trust   Last Five Years
------------------------------------------------------------------
 Charles P. Biggar(1)              Retired; formerly, Vice
 Age: 68                           President of International
                                   Business Machines ("IBM") and
                                   President of the National
                                   Services and Field Engineering
                                   Divisions of IBM.

 S. Leland Dill(1)+   Trustee of   Retired; Director, Coutts
 Age: 69              Trust        (U.S.A.) International;
                      since 1986   Trustee, Phoenix-Zweig Trust(4)
                                   and Phoenix-Euclid Market
                                   Neutral Fund(4); former Partner
                                   of KPMG Peat Marwick; Director,
                                   Vintners International Company
                                   Inc.; Director, Coutts Trust
                                   Holdings Ltd.; Director, Coutts
                                   Group; General Partner,
                                   Pemco(4).

 Martin J. Gruber(2)               Nomura Professor of Finance,
 Age: 62                           Leonard N. Stern School of
                                   Business, New York University
                                   (since 1964); Trustee, TIAA(4);
                                   Trustee, SG Cowen Mutual

-----------
/4 /If the shareholders approve conversion of the Fund to a master-feeder fund structure, as set forth in Proposal III, the Fund, upon conversion, will in-vest in a master fund, whose Board will be identical in composition to the proposed Board of the Trust.

                          Position     Principal Occupations During
Name and Age              with Trust   Last Five Years
----------------------------------------------------------------------
                                       Funds(4); Trustee, Japan Equity
                                       Fund(4); Trustee, Taiwan Equity
                                       Fund(4).

Richard Hale*                          Managing Director, Deutsche
Age: 54                                Asset Management; Director,
                                       Flag Investors Fund(4);
                                       Managing Director, BT Alex.
                                       Brown Incorporated; Director
                                       and President, Investment
                                       Company Capital Corp.

Richard J. Herring(2)                  Jacob Safra Professor of
Age: 53                                International Banking,
                                       Professor of Finance and Vice
                                       Dean, The Wharton School,
                                       University of Pennsylvania
                                       (since 1972).

Bruce E. Langton(2)                    Retired; Trustee, Allmerica
Age: 68                                Financial Mutual Funds (1994 to
                                       present); Member, Pension &
                                       Thrift Plans and Investment
                                       Committee, Unilever U.S.
                                       Corporation (1989 to
                                       present)(3); Director, TWA
                                       Pilots Directed Account Plan
                                       and 401K Plan (1988 to
                                       present)(4).

Philip Saunders, Jr.(1)+  Trustee of   Principal, Philip Saunders
Age: 63                   Trust        Associates (Economic and
                          since 1986   Financial Analysis); Former
                                       Director, Financial Industry
                                       Consulting, Wolf and Company;
                                       President, John Hancock Home
                                       Mortgage Corporation; Senior
                                       Vice President of Treasury and
                                       Financial Services, John
                                       Hancock Mutual Life Insurance
                                       Company, Inc.

Harry Van Benschoten(2)                Retired; Director, Canada Life
Age: 71                                Insurance Corporation of New
                                       York.

-----------
* "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.
+  Member of the Audit Committee.
(1) Holds one other trusteeship in the Bankers Trust Fund Complex, as defined herein.
(2) Holds two other trusteeships in the Bankers Trust Fund Complex, as defined herein.
(3) A publicly held company with securities registered pursuant to Section 12 of the Exchange Act.
(4) An investment company registered under the Act.

    The Board has established an Audit Committee that meets with the Trust's independent accountants to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust, and reports on these matters to the Board. The Independent Trustees, who constitute 100% of the membership of the current Board, select and nominate the new trustee nominees who are not "interested persons," as defined under the Act, of the Trust. The Board does not have compensation committees. During 1998, the Board held six meetings and the Audit Committee held two meetings.
No Trustee attended less than 75% of the applicable meetings./5/

    If Richard Hale is elected, he will not be a member of the Audit Commit-tee.

    The following table sets forth the compensation received by the Trustee Nominees for their services to the Trust and Bankers Trust Fund Complex (as defined below) during the calendar year ended December 31, 1998. In addition to the fees listed below, the Trustees are also reimbursed for all reasonable expenses incurred during the execution of their duties for the Trust and Bank-ers Trust Fund Complex.*6

                                                               Estimated
                         Aggregate    Pension or Retirement     Annual     Total Compensation
                        Compensation   Benefits Accrued as   Benefits upon From the Complex*
Name of Trustee        from the Trust Part of Trust Expenses  Retirement    Paid to Trustees
---------------------------------------------------------------------------------------------
Charles P. Biggar             N/A              N/A                N/A           $36,250
S. Leland Dill            $14,485              N/A                N/A           $36,250
Martin J. Gruber              N/A              N/A                N/A           $36,250
Richard Hale                  N/A              N/A                N/A               N/A
Richard J. Herring            N/A              N/A                N/A           $35,000
Bruce E. Langton              N/A              N/A                N/A           $35,000
Philip Saunders, Jr.      $14,582              N/A                N/A           $36,250
Harry Van Benschoten          N/A              N/A                N/A           $36,250

----------
* The "Bankers Trust Fund Complex" consists of the Trust and BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds and BT Insurance Funds Trust (collectively, the "BT Funds"), as well as the portfolios into which those series of the BT Funds which have a master-feeder fund structure in-vest.

----------
/5 /The Fund was organized on December 9, 1998 by the Board. No other deci-
   sions were made by the Board regarding the Fund during 1998.
/6 /The compensation paid by the Trust in 1998 to the Trustee Nominees was not for services rendered to the Fund, as the Fund had no assets in 1998.

    The following table sets forth the names, ages, position with the Trust and length of service in such position, and principal occupations during the past five years, of the officers of the Trust.

 Name and Age             Position with Trust and Principal Occupations
------------------------------------------------------------------------------
 John A. Keffer   President and Chief Executive Officer since 1998; President,
 Age: 57          Forum Financial Group L.L.C. and its affiliates; President,
                  ICC Distributors, Inc.*

 Daniel O. Hirsch Secretary since 1998; Director, Deutsche Asset Management
 Age: 45          since 1999; Director, BT Alex. Brown Incorporated and
                  Investment Company Capital Corporation, 1998-99; Associate
                  General Counsel, Office of General Counsel, United States
                  Securities and Exchange Commission, 1993-1998.

 Charles A. Rizzo Treasurer since 1999; Vice President and Department Head,
 Age: 41          Deutsche Asset Management since 1998; Senior Manager,
                  PricewaterhouseCoopers LLP 1993-98.

-----------
* Underwriter/distributor for the Trust. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc.

Recommendation of the Board

    At a meeting of the Board held on July 27, 1999, the Board, based on a rec-ommendation of the incumbent Independent Trustees, unanimously approved the nomination of the Trustee Nominees. In reaching this conclusion, the Board ob-tained from the Trustee Nominees such information as they deemed reasonably necessary to approve the Trustee Nominees and considered a number of factors, including, among other things: the nature, scope and quality of services that the Trustee Nominees would likely provide to the Trust and the desirability of maintaining adherence to Section 15(f) of the Act. Based on the factors dis-cussed above and others, the Board determined that the election of the Trustee Nominees is in the best interest of the Trust and its shareholders.

    Therefore, after careful consideration, the Board, including the Indepen-dent Trustees, recommend that the shareholders of the Trust vote "FOR" the election of the Trustee Nominees as set forth in this Proposal.

    If the Trustee Nominees are elected by the applicable shareholders, each Trustee Nominee will serve until his successor is duly elected and qualified or until his earlier resignation or removal. If the Trustee Nominees are not elected, the Board will consider what action is appropriate based upon the in-terests of the Trust's shareholders.

                                 PROPOSAL III

APPROVAL OF A MASTER-FEEDER FUND STRUCTURE FOR THE FUND

    The Board, including the Independent Trustees, has approved, subject to shareholder approval, the conversion of the structure of the Fund from that of a stand-alone fund to a master-feeder fund structure. A master-feeder fund structure is an arrangement whereby funds of one or more investment companies (the "Feeder Funds") with different shareholder-related features and distribu-tion policies, but having substantially the same investment objectives, poli-cies and restrictions, combine their investments by investing all of their investable assets in the same master fund (the "Master Fund"), which Master Fund will have the same investment objectives, policies and restrictions as the Feeder Funds. Accordingly, by investing in a Master Fund, a Feeder Fund would continue to pursue its investment objectives and policies in substan-tially the same manner as before, except that it would do so through its in-vestment in the Master Fund rather than directly. The Master Fund, whose shares may be offered to institutional investors in addition to being offered to Feeder Funds, invests directly in the same type of investment securities and other investments in which the Feeder Funds would have invested directly. The expense ratios, yields and total returns of other investors in the Master Fund may be different from those of the Fund due to differences in expenses.

    A purpose of a master-feeder fund arrangement is to achieve operational efficiencies through economies of scale, assuming that the assets of the Mas-ter Fund are greater than the assets of any individual Feeder Fund, by achiev-ing a lower ratio of operating expenses to net assets. There can be no assur-ance that such economies of scale will be realized, however.

    The master-feeder fund structure approved by the Board and submitted to the shareholders for approval would permit the Fund to invest all of its investable assets in the Quantitative Equity Portfolio (the "Portfolio"). The Portfolio will be organized as a separate series of BT Investment Portfolios, an open-end management investment company established as a trust under the laws of the State of New York. The Portfolio will have substantially the same investment objectives, policies and restrictions as the Fund.

    If Proposal III is approved by the shareholders, the Fund would convert to the master-feeder fund structure by exchanging all of its investable assets for an interest in the Portfolio, which Portfolio interest would have the same net asset value as the value of the assets transferred. The value of a share-holder's investment in the Fund will be the same immediately after the Fund's investment in the Portfolio as immediately before that investment. (Of course, the value of a shareholder's investment in the Fund may fluctuate thereafter.)

    If the Fund is converted to a master-feeder structure, the Fund's voting rights with respect to the Portfolio interest it would hold would be passed through to the Fund's own shareholders, pursuant to the requirements of the Act applicable to master-feeder arrangements.

    If the shareholders of the Fund approve Proposal III, the Fund would re-ceive the same administrative and distribution services under the master-feeder fund structure at the same fees as are currently provided to the Fund. If in addition the shareholders of the Fund approve Proposals IA, IB and IC, the Fund would receive the same investment advisory services at the same fee rates under the New Advisory Agreements as are currently contemplated for the Fund; the New Advisory Agreements would, however, be between the applicable Adviser and the Portfolio, rather than the Trust. (If the shareholders of the Fund approve Pro-posal III but not Proposals IA, IB or IC, the Board of the Trust and the Board of the Portfolio will consider what other action is appropriate, as indicated in the discussion of Proposals IA, IB and IC.) The current composition of the Board of the Trust and the outcome of Proposal II, concerning the election of the Trustee Nominees, would not be altered in any way by conversion to a mas-ter-feeder fund structure. The outcome of Proposal IV concerning ratification of the independent accountants of the Fund would not be altered in any way by conversion of the Fund to a master-feeder fund structure.

    The Fund may withdraw its investment in the Portfolio at any time if the Board determines that it is in the best interest of the shareholders of the Fund to do so or if the investment objectives, policies or restrictions of the Portfolio changed so that they were inconsistent with the investment objec-tives, policies or restrictions of the Fund. Upon any such withdrawal, the Board would consider what other action might be taken, including the investment of the investable assets of the Fund in another Master Fund or the retaining of an investment adviser to directly invest the Fund's assets in accordance with the Fund's investment objectives, policies and restrictions.

    Under the Trust's Declaration of Trust, a shareholder vote is required to sell or transfer substantially all of the assets of the Fund. As conversion to a master-feeder fund structure contemplates an exchange of the Fund's investable assets for an interest in the Portfolio, as described above, this conversion requires, under a conservative interpretation of the Trust's Decla-ration of Trust, the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meeting for the Fund.

    At a meeting of the Board held on July 27, 1999 a majority of the Board, including the Independent Trustees, approved (subject to shareholder approval) the conversion of the Fund from a stand-alone fund structure to a master-feeder fund structure. In reaching this conclusion, the Board considered a number of factors, including the operational efficiencies expected to be obtained by achiev-ing structural consistency with the other series in the Trust (all of which presently operate as master-feeder funds); that the fees paid by the Trust for the advisory, administrative and distributive services provided to the Fund would remain the same; the economies of scale that may be realized through con-version to a master-feeder fund structure; and the opportunity that the conver-sion provides to pursue additional distribution outlets for the Fund. Based on the factors discussed above and others, the Board determined that the conver-sion of the Fund to a master-feeder fund structure is in the best interest of the Fund and its shareholders.

    Therefore, after careful consideration, the Board, including the Indepen-dent Trustees, recommends that the shareholders of the Trust vote "FOR" the conversion of the Fund to a master-feeder fund structure as set forth in this Proposal.

    If the conversion of the Fund to a master-feeder fund structure is ap-proved, the Board will proceed to invest all of the investable assets of the Fund in the Portfolio, as described above. If the conversion of the Fund to a master-feeder fund structure is not approved, the Board will consider whether any other action is appropriate in the interests of the shareholders.

                                  PROPOSAL IV

   RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
                            ACCOUNTANTS FOR THE FUND

    The Board, including a majority of the Independent Trustees, has approved the selection of PricewaterhouseCoopers LLP to serve as independent accountants for the Fund for the current fiscal year. PricewaterhouseCoopers LLP has served as independent accountants of the Fund since the date of the Fund's inception and has advised the Trust that they have no direct or indirect financial inter-est in the Fund. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meeting and, thus, are not expected to make a statement; however, one or more representatives will be available by telephone to respond to appropriate questions posed by shareholders or management.

    Therefore, after careful consideration, the Board, including the Indepen-dent Trustees, recommends that the shareholders of the Trust vote "FOR" the ratification of the independent accountants as set forth in this Proposal.

                                 VOTE REQUIRED

    Approval of Proposals IA, IB and IC with respect to the Fund's New Advisory Agreements requires the affirmative vote of a "majority" of the outstanding shares of the Fund. "Majority" (as defined in the Act) means (as of the Record
Date) the lesser of (a) 67% or more of the shares of the Fund present at the special meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the out-standing shares of the Fund present and voting at the special meeting. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Pro-posals IA, IB and IC, which requires the approval of a specified percentage of the outstanding shares of the Fund.

    Approval of Proposal II with respect to the Trustee Nominees requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Special Meeting. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal II.

    Approval of Proposal III with respect to the conversion of the Fund's structure to a master-feeder structure requires the affirmative vote of a ma-jority of the votes cast in person or by proxy at the Special Meeting. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal III.

    Approval of Proposal IV with respect to the selection of the independent accountants of the Fund requires the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meeting for the Fund. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal IV.

--------------------------------------------------------------------------------
     THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSALS IA, IB, IC, II, III AND IV.
                   ANY UNMARKED PROXIES WILL BE SO VOTED.
--------------------------------------------------------------------------------

    The Board is not aware of any other matters that will come before the Spe-cial Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

    The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent share-holders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

    Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

    Shareholders holding at least 10% of the Fund's outstanding voting securi-ties (as defined in the Act) may require the calling of a meeting of sharehold-ers for the purpose of voting on the removal of any Trustee of the Fund. Meet-ings of shareholders for any other purpose also shall be called by the Board when requested in writing by shareholders holding at least 10% of the shares then outstanding.

    IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT SHAREHOLDER COM-MUNICATIONS CORPORATION AT 1-800-732-6168.

--------------------------------------------------------------------------------
 SHAREHOLDERS WHO  DO NOT EXPECT TO BE PRESENT AT THE SPECIAL  MEETING AND
  WHO WISH TO HAVE THEIR SHARES VOTED  ARE REQUESTED TO DATE AND SIGN THE
   ENCLOSED PROXY  AND RETURN IT  IN THE ENCLOSED ENVELOPE,  UNLESS THEY
    ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET.
--------------------------------------------------------------------------------

                                     By Order of the Board of Trustees,
                                     /s/Daniel O. Hirsch
                                     Daniel O. Hirsch, Secretary

August 23, 1999

--------------------------------------------------------------------------------
 THE  BOARD OF TRUSTEES OF THE  TRUST HOPES THAT SHAREHOLDERS WILL  ATTEND
  THE SPECIAL  MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU  ARE URGED
   TO  COMPLETE,  DATE,  SIGN  AND  RETURN THE  ENCLOSED  PROXY  IN  THE
    ACCOMPANYING  ENVELOPE  (UNLESS  YOU  ARE VOTING  BY  TELEPHONE  OR
     THROUGH THE INTERNET).
--------------------------------------------------------------------------------

                                                                        Annex I

(i) 5% Shareholders

Name and Address of Beneficial      Shares Beneficially   Percent Ownership
Owner                                      Owned        of Outstanding Shares
-----------------------------------------------------------------------------
BT Alex Brown Inc.                       21,910.6050            26.65%
FBO 200-90001-14
PO Box 1346
Baltimore, MD 21203-1346

Jeremiah H. Chafkin                      10,915.4250            13.27%
315 Pondfield Rd
Bronxville, NY 10708-4924

Ross C. Youngman                         10,171.4650            12.37%
155 W 68th Street Apt 930
New York, NY 10023-5815

Merrilee M. Langton                       6,463.5270             7.86%
99 Jordan Ln
Stamford, CT 06903-3915

Sid Hoots                                 5,000.0000             6.08%
301 E 22nd St. Apt 11F
New York, NY 10010-4822

BT Alex Brown Inc.                        5,000.0000             6.08%
FBO 201-93658-12
PO Box 1346
Baltimore, MD 21203-1346

Strafe & Co.                              4,633.9200             5.63%
FAO Newman Allen Self Directed
IRA A/C 2610109600
PO Box 160
Westerville, OH 43086-0160

(ii) Trustees and Trustee Nominees
Charles P. Biggar                                                   *
S. Leland Dill                                                      *
Martin J. Gruber                                                    *
Richard Hale                                                        *
Richard J. Herring                                                  *
Bruce E. Langton                          6,463.5270            10.72%(1)
Philip Saunders, Jr.                                                *
Harry Van Benschoten                                                *

(iii) Executive Officers                                            *
John A. Keffer                                                      *
Daniel O. Hirsch                                                    *
Charles Rizzo                                                       *

-----------
 *  Less than 1% of the Fund's outstanding shares.
(1) All shares are owned by Mr. Langton's spouse.

                                                                        Annex II

                            Quantitative Equity Fund

BANKERS TRUST

                                                                    Advisory
                                                                     Fee as
                                                Net Assets as of   Percentage
                                                 Most Recently     of Average
                                                   Completed       Daily Net
                                                  Fiscal Year        Assets
-------------------------------------------------------------------------------
Equity 500 Index Portfolio:
 Includes the following feeder funds:                                    0.08%
  BT Institutional Equity 500 Index Fund.....   $2,288,969,859.00
  Scudder S & P 500 Index Fund...............     $244,805,518.35
  American Aadvantage S & P 500 Index Fund...     $322,610,586.01
  USAA S & P 500 Index Fund..................   $2,713,859,248.97
  American Aadvantage S&P 500 Index Mileage
    Fund.....................................       $3,632,960.16
  BT Investment Equity 500 Index Fund........     $929,474,411.08
American Skandia Trust--AST Bankers Trust
  Enhanced 500 Portfolio.....................     $452,128,871.00       NOTE E
Security Equity Fund--Enhanced Index Series
  (Security Benefit).........................      $15,785,667.21       NOTE F
BT Insurance Equity 500 Index Fund...........      $49,691,350.00        0.20%
American General Series Portfolio--MidCap
  Index Fund (VALIC).........................     $814,774,297.65       NOTE A
American General Series Portfolio--Stock
  Index Fund (VALIC).........................   $4,624,973,419.19       NOTE A
American General Series Portfolio Company 2--
  Stock Index Fund (VALIC)...................      $12,489,608.16       NOTE B
American General Series Portfolio Company 2--
  MidCap Index Fund..........................       $6,585,995.57       NOTE B
EQ Advisors Trust--BT Equity 500 Index
  Portfolio (Equitable)......................     $392,561,486.32        0.05%
Variable Insurance Products Fund II--Index
  500 Portfolio (Fidelity)...................   $4,624,170,180.40 At an annual
                                                                       rate of
                                                                   0.006% (0.6
                                                                  basis points)
Fidelity Concord Street Trust--Spartan U.S.
  Equity Index Fund..........................  $17,202,394,585.66 At an annual rate of
                                                                   0.006% (0.6
                                                                  basis points)
Pacific Select Fund--Equity Index Portfolio
  (Pacific Mutual)...........................   $1,808,280,989.82       NOTE C
AARP U.S. Stock Index Fund (Scudder).........     $464,922,428.55       NOTE D

NOTE A) A monthly fee computed at the annual rate of 0.03% of the average daily net asset values of the portion of the Small Cap Value Fund portfolio that BT manages. With respect to the Stock Index Fund, VALIC shall pay to Bankers Trust, a monthly fee computed at the annual rate of 0.02% of the first $2 bil-lion and 0.01% of average daily net asset values on the excess over $2 billion. VALIC shall pay Bankers Trust, a monthly fee computed at the annual rate of 0.03% of the first $300 million and 0.02% of average daily net asset values on the excess over $300 million of the Mid Cap Index Fund, and 0.03% of the first $150 million and 0.02% of average daily net asset values on the excess over $150 million of the Small Cap Index Fund.

NOTE B) A monthly fee computed at the annual rate of 0.03% of the average daily net asset values of the portion of the Small Cap Value Fund portfolio that BT manages. With respect to the Stock Index Fund, VALIC shall pay to Bankers Trust, a monthly fee computed at the annual rate of 0.02% of the first $2 bil-lion and 0.01% of average daily net asset values on the excess over $2 billion. VALIC shall pay Bankers Trust, a monthly fee computed at the annual rate of 0.03% of the first $300 million and 0.02% of average daily net asset values on the excess over $300 million of the Mid Cap Index Fund, and 0.03% of the first $150 million and 0.02% of average daily net asset values on the excess over $150 million of the Small Cap Index Fund.

NOTE C) A fee is paid at the beginning of each calendar quarter, based on an annual percentage of the combined daily net assets of the Equity Index and Small-Cap Index Portfolios, according to the following schedule, subject to a minimum annual fee of $100,000: 0.08% on first $100 million; 0.04% on next $100 million; 0.02% on excess.

NOTE D) The fee paid to the Sub-Adviser is calculated on a quarterly basis and depends on the level of total assets in the AARP U.S. Stock Index Fund. The fee rate decreases as the level of total assets for the Fund increases. The fee rate for each level of assets is: 0.07% of the first $100 million of average daily net assets, 0.03% of such assets in excess of $100 million, and 0.01% of such assets in excess of $200 million with a minimum annual fee of $75,000.

NOTE E) An annual rate of .17% of the portion of average daily net assets of the Portfolio not in excess of $300 million; plus .13% of the portion of the net assets over $300 million.

NOTE F) An annual rate of .20% of the combined average daily net assets of the Enhanced Index Funds of $100 million or less; and an annual rate of .15% of the combined average daily net assets of the Enhanced Index Funds of more than $100 million but less than $300 million; and an annual rate of .13% of the combined average daily net assets of the Enhanced Index Funds of more than $300 million.

Subject to the following minimum fees: (I) in the first year from the date the Enhanced Index Series of Security Equity Fund is seeded (the "Seeding Date"), no minimum fee; (ii) in the second year from the Seeding Date, $100,000 minimum and (iii) in the third year from the Seeding Date and each year thereafter,

$200,000 minimum. If at the end of the second year from the Seeding Date the total amount of the fees paid by the Advisor to the Sub-Advisor for services to the Enhanced Index Funds is collectively less than $100,000, then the Advisor will pay any such difference in a lump-sum to the Dub-Advisor. If at the end of the third year from the Seeding Date, and each year thereafter that this Agree-ment is in effect, the total amount of the fees paid by the Advisor to the Sub-Advisor for services to the Enhanced Index Funds is collectively less than $200,000, then the Advisor will pay any such difference in a lump-sum to the Sub-Advisor.

MORGAN GRENFELL INC.

    None.

                                                                       EXHIBIT A

            [FORM OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT]

    AGREEMENT made as of [     ] by and between [Trust Name], a (state of or-
ganization) (herein called the "Trust") and [     ] (herein called the "Invest-
ment Adviser") [and [     ] (herein called the "Investment Subadviser")].

    WHEREAS, the Trust is registered as an open-end management investment com-pany under the Investment Company Act of 1940;

    WHEREAS, the Trust desires to retain the Investment Adviser to render in-vestment advisory and other services to the Trust with respect to certain of its series of shares of beneficial interests as may currently exist or be cre-ated in the future (each, a "Fund") as listed on Exhibit A hereto, and the In-vestment Adviser is willing to so render such services on the terms hereinafter set forth;

    [WHEREAS, the Investment Adviser desires to retain the Investment Subadviser to perform certain of the Investment Adviser's duties under this Agreement, and the Investment Subadviser is willing to so render such services on the terms hereinafter set forth;](/1/)

    NOW, THEREFORE, this Agreement

                              W I T N E S S E T H:

    In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. Appointment. The [Trust] [Investment Adviser] hereby appoints the [In-vestment Adviser] [Investment Subadviser] to act as [investment adviser] [in-vestment subadviser] to each Fund for the period and on the terms set forth in this Agreement. The [Investment Adviser] [Investment Subadviser] accepts such appointment and agrees to render the services herein set forth for the compen-sation herein provided.

    2. Management. Subject to the supervision of the [Board of Trustees of the Trust] [Investment Adviser], the [Investment Adviser] [Investment Subadviser] will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The [Investment Adviser] [Investment Subadviser] will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The [Investment Adviser] [Investment
-----------
   1. Contained in the form of Investment Sub-advisory Agreement only.

Subadviser] will provide the services rendered by it hereunder in accordance with the investment objective(s) and policies of each Fund as stated in the Fund's then-current prospectus and statement of additional information (or the Fund's then current registration statement on Form N-1A as filed with the Se-curities and Exchange Commission (the "SEC") and the then-current offering memorandum if the Fund is not registered under the Securities Act of 1933, as amended ("1933 Act"). The [Investment Adviser] [Investment Subadviser] further agrees that:

    (a) it will conform with all applicable rules and regulations of the SEC (herein called the "Rules") and with all applicable provisions of the 1933 Act; as amended, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"); and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will, in addition, conduct its activities under this Agreement in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding compa-nies and their subsidiaries;

    (b) it will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer se-lected by it. In placing orders with brokers and dealers, the [Investment Ad-viser] [Investment Subadviser] will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after tak-ing into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing ba-sis. Consistent with this obligation, the [Investment Adviser] [Investment Subadviser] may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) to or for the benefit of any fund and/or other accounts over which the [Investment Adviser] [Investment Subadviser] or any of its affiliates exercises investment discre-tion. Subject to the review of the [Trust's Board of Trustees] [Investment Ad-viser] from time to time with respect to the extent and continuation of the policy, the [Investment Adviser] [Investment Subadviser] is authorized to pay to a broker or dealer who provides such brokerage and research services a com-mission for effecting a securities transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the [Investment Adviser] [Investment Subadviser] deter-mines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or deal-er, viewed in terms of either that particular transaction or the overall re-sponsibilities of the [Investment Adviser] [Investment Subadviser] with re-spect to the accounts as to which it exercises investment discretion; and

EX-2

    (c) it will maintain books and records with respect to the securities transactions of each Fund and will render to the [Trust's Board of Trustees] [Investment Adviser] such periodic and special reports as the Board may re-quest.

    3. [Subject to the provisions of this Agreement, the duties of the Invest-ment Subadviser, the portion of portfolio assets that the Subadviser shall manage, and the fees to be paid the Investment Subadviser by the Investment Adviser under and pursuant to this Agreement may be adjusted from time to time by the Investment Adviser with and upon the approval of the Board and the mem-bers of the Trust's Board of Trustees who are not "interested persons," as de-fined in the Act].(/2/)

    4. Services Not Exclusive. The investment advisory services rendered by the [Investment Adviser] [Investment Subadviser] hereunder are not to be deemed exclusive, and the [Investment Adviser] [Investment Subadviser] shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

    5. Books and Records. In compliance with the requirements of Rule 31a-3 of the Rules under the 1940 Act, the [Investment Adviser] [Investment Subadviser] hereby agrees that all records which it maintains for the Trust are the prop-erty of the Trust and further agrees to surrender promptly to the [Trust] [In-vestment Adviser] any of such records upon request of the [Trust] [Investment Adviser]. The [Investment Adviser] [Investment Subadviser] further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the rec-ords required to be maintained by Rule 31a-1 under the 1940 Act and to comply in full with the requirements of Rule 204-2 under the Advisers Act pertaining to the maintenance of books and records.

    6. Expenses. During the term of this Agreement, the [Investment Adviser] [Investment Subadviser] will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of purchasing se-curities (including brokerage commissions, if any) for the Fund.

    7. Compensation. For the services provided and the expenses assumed pursu-ant to this Agreement, The [Trust] [Investment Adviser] will pay the [Invest-ment Adviser] [Investment Subadviser], and the [Investment Adviser] [Invest-ment Subadviser] will accept as full compensation therefor, fees, computed daily and payable monthly, on an annual basis equal to the percentage set forth on Exhibit A hereto of that Fund's average daily net assets.
-----------
   2. Provision contained in the form of Investment Sub-advisory Agreement on-ly.

                                                                           EX-3

    8. Limitation of Liability of the [Investment Adviser] [Investment Subadviser]: Indemnification.

    (a) The [Investment Adviser] [Investment Subadviser] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of com-pensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Investment Adviser] [Investment Subadviser] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement;

    (b) Subject to the exceptions and limitations contained in Section 7(c) be-low:

      (i) the [Investment Adviser] [Investment Subadviser] (hereinafter re-ferred to as a "Covered Person") shall be indemnified by the respective Fund to the fullest extent permitted by law, against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved, as a party or otherwise, by virtue of his being or having been the [Investment Advis-er] [Investment Subadviser] of the Fund, and against amounts paid or in-curred by him in the settlement thereof;

      (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limita-tion, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

    (c) No indemnification shall be provided hereunder to a Covered Person:

      (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the [Trust] [Investment Ad-viser] or to one or more Funds' investors by reason of willful misfea-sance, bad faith, gross negligence or reckless disregard of the duties in-volved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of a Fund; or

      (ii) in the event of a settlement, unless there has been a determina-tion that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

        (A) by the court or other body approving the settlement; or

EX-4

        (B) by at least a majority of those Trustees who are neither Inter-ested Persons of the Trust nor are parties to the matter based upon a re-view of readily available facts (as opposed to a full trial-type inquiry); or

        (C) by written opinion of independent legal counsel based upon a re-view of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any investor in a Fund may, by appropriate legal proceedings, challenge any such determination by the Trustees or by inde-pendent counsel.

    (d) The rights of indemnification herein provided may be insured against by policies maintained by the [Trust] [Investment Adviser], shall be severa-ble, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the successors and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise under law.

    (e) Expenses in connection with the preparation and presentation of a de-fense to any claim, suit or proceeding of the character described in subsec-tion (b) of this Section 7 may be paid by the [Trust] [Investment Adviser] on behalf of the respective Fund from time to time prior to final disposition thereto upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the [Trust] [Investment Adviser] on behalf of the respective Fund if it is ultimately determined that he is not entitled to indemnification under this Section 7; provided, however, that ei-ther (i) such Covered Person shall have provided appropriate security for such undertaking or (ii) the [Trust] [Investment Adviser] shall be insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have de-termined, based upon a review of readily available facts as opposed to a tri-al-type inquiry or full investigation, that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 7.

    9. Duration and Termination. This Agreement shall be effective as to a Fund as of the date the Fund commences investment operations after this Agree-ment shall have been approved by the Board of Trustees of the Trust with re-spect to that Fund and the Investor(s) in the Fund in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided here-in, shall continue until the second anniversary of such date. Thereafter, if not terminated, this Agreement shall continue in effect as to such Fund for successive periods of 12 months each, provided such continuance is specifi-cally approved at least annually (a) by the vote of a majority of those mem-bers of the Board of Trustees of the Trust who are not parties to this Agree-ment or Interested Persons of any such

                                                                           EX-5
party, cast in person at a meeting called for the purpose of voting on such approval, or (b) by Vote of a Majority of the Outstanding Voting Securities of the Trust; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trust-ees of the Trust, by Vote of a Majority of the Outstanding Voting Securities of the Trust on 60 days' written notice to the [Investment Adviser] [Invest-ment Subadviser], or by the [Investment Adviser] [Investment Subadviser] as to the [Trust] [Investment Adviser] at any time, without payment of any penalty, on 90 days' written notice to the [Trust] [Investment Adviser]. This Agreement will immediately terminate in the event of its assignment (as used in this Agreement, the terms "Vote of a Majority of the Outstanding Voting Securi-ties," "Interested Person" and "Assignment" shall have the same meanings as such terms have in the 1940 Act and the rules and regulatory constructions thereunder.)

    10. Amendment of this Agreement. No material term of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of a material term of this Agreement shall be effective with respect to a Fund, until approved by Vote of a Majority of the Outstanding Voting Securities of that Fund.

    11. Representations and Warranties. The [Investment Adviser] [Investment Subadviser] hereby represents and warrants as follows:

      (a) [The [Investment Adviser] [Investment Subadviser] is exempt from registration under the 1940 Act:]

      (b) The [Investment Adviser] [Investment Subadviser] has all requisite authority to enter into, execute, deliver and perform its obligations un-der this Agreement;

      (c) This Agreement is legal, valid and binding, and enforceable in ac-cordance with its terms; and

      (d) The performance by the [Investment Adviser] [Investment
  Subadviser] of its obligations under this Agreement does not conflict with any law to which it is subject.

    12. Covenants. The [Investment Adviser] [Investment Subadviser] hereby covenants and agrees that, so long as this Agreement shall remain in effect:

      (a) The [Investment Adviser] [Investment Subadviser] shall remain ei-ther exempt from, or registered under, the registration provisions of the Advisers Act; and

      (b) The performance by the [Investment Adviser] [Investment
  Subadviser] of its obligations under this Agreement shall not conflict with any law to which it is then subject.

EX-6

    13. Notices. Any notice required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (a) to the Investment Adviser, Mutual Funds Services, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006 , [(b) to the Subadviser, [Address] or ](c) to the Trust, c/o BT Alex. Brown, Incorporated, One South Street, Baltimore, Maryland 21202.

    14. Waiver. With full knowledge of the circumstances and the effect of its action, the [Investment Adviser] [Investment Subadviser] hereby waives any and all rights which it may acquire in the future against the property of any in-vestor in a Fund, other than shares in that Fund, which arise out of any action or inaction of the [Trust] [Investment Adviser] under this Agreement.

    15. Miscellaneous. The captions in this Agreement are included for conve-nience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the
laws of the      , without reference to principles of conflicts of law. The
           ------
Trust is organized under the laws of       pursuant to a      dated     . No
                                    -------             ------     -----
Trustee, officer or employee of the Trust shall be personally bound by or lia-ble hereunder, nor shall resort be had to their private property for the satis-faction of any obligation or claim hereunder.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                 [SIGNATORIES]


                                                                            EX-7

                                   EXHIBIT A

                                       TO

                         INVESTMENT ADVISORY AGREEMENT

                               MADE AS OF   /

                                    BETWEEN

                            [Trust Name] AND [     ]


                                                       Investment
Fund                                                  Advisory Fee
----                                                  ------------

EX-8

                                                                CUSIP #055922652

                              FORM OF PROXY CARD


[BANKERS TRUST LOGO]                                       BT Investment Funds
Deutsche Banc Alex.Brown                                 Quantitative Equity Fund
MUTUAL FUND SERVICES
MS 1-18-8                                                  One South Street
                                                      Baltimore, Maryland 21202

One South Street                           PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
Baltimore, Maryland 21202-3220             11:00 a.m., Eastern time, on September 21, 1999

                                                    The undersigned hereby
                                              appoints Daniel O. Hirsch and Amy
                                              M. Olmert and each of them, with
                                              full power of substitution, as
                                              proxies of the undersigned to vote
                                              all shares of stock that the
                                              undersigned is entitled in any
                                              capacity to vote at the
                                              above-stated special meeting, and
                                              at any and all adjournments or
                                              postponements thereof (the
                                              "Special Meeting"), on the matters
                                              set forth on this Proxy Card, and,
                                              in their discretion, upon all matters
                                              incident to the conduct of the Special
                                              Meeting and upon such other matters as
                                              may properly be brought before the
                                              Special Meeting. This proxy revokes all
                                              prior proxies given by the undersigned.

                                                    ALL PROPERLY EXECUTED
                                              PROXIES WILL BE VOTED AS DIRECTED.
                                              IF NO INSTRUCTIONS ARE INDICATED
                                              ON A PROPERLY EXECUTED PROXY, THE
                                              PROXY WILL BE VOTED FOR APPROVAL
                                              OF PROPOSALS IA, IB, IC, II, III
                                              AND IV. ALL ABSTAIN VOTES WILL BE
                                              COUNTED IN DETERMINING THE
                                              EXISTENCE OF A QUORUM AT THE
                                              SPECIAL MEETING AND, FOR PROPOSALS
                                              IA, IB AND IC, AS VOTES AGAINST
                                              THE APPLICABLE PROPOSAL.

                                               THIS PROXY IS SOLICITED ON BEHALF OF THE
                                                BOARD OF TRUSTEES WITH RESPECT TO YOUR
                                               FUND. THE BOARD OF TRUSTEES RECOMMENDS A
                                                VOTE FOR PROPOSALS IA, IB, IC, II, III
                                                               AND IV.

                                              UNLESS VOTING BY TELEPHONE OR INTERNET,
                                              PLEASE SIGN AND DATE BELOW AND MAIL THIS
                                              PROXY CARD PROMPTLY USING THE ENCLOSED
                                              ENVELOPE.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY
PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS
FOLLOWS:
                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                          DETACH AND RETURN THIS PORTION ONLY.
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
QUANTITATIVE EQUITY FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

  II.      Election of Messrs. (01) Biggar,         [] For All   [] Withhold  All   [] For All Except       To withhold
     (02) Dill, (03) Hale, (04) Langton,                                                                    authority
     (05) Saunders, and (06) Van Benschoten                                                                 to vote, mark
     and Drs. (07) Gruber and (08) Herring                                                                  "For All
     as Trustees of the Board.                                                                              Except" and
                                                                                                            write the
                                                                                                            nominee's
                                                                                                            number on the
                                                                                                            line below.

                                                                                                            __________________
Vote on Proposals


IA. Approval of New                                            III.   Conversion of the          [] FOR   [] AGAINST  [] ABSTAIN
    Investment Advisory                                               Fund's structure
    Agreement with                                                    from a stand-alone
    Bankers Trust Company                                             fund structure to a
                                                                      master-feeder fund
                              [] FOR   [] AGAINST  [] ABSTAIN         structure.                  [] FOR   [] AGAINST  [] ABSTAIN


IB. Approval of New                                              IV.  Ratification of
    Investment Advisory                                               the selection of
    Agreement with                                                    PricewaterhouseCoopers
    Morgan Grenfell Inc.                                              LLP as the independent
                              [] FOR   [] AGAINST  [] ABSTAIN         accountants of the Fund.    [] FOR   [] AGAINST  [] ABSTAIN


IC. Approval of
    New Investment
    Sub-advisory
    Agreement with                                              The appointed proxies will vote on any
    Bankers Trust                                               other business as may properly come before
    Company                   [] FOR   [] AGAINST  [] ABSTAIN   the Special Meeting or any adjournment thereof.

                                                                Receipt of the Notice and the Proxy
                                                                Statement is hereby acknowledged.


-------------------------------------------------                --------------------------------------


-------------------------------------------------                --------------------------------------
 Signature (Please sign within box)          Date                Signature (Joint Owners)          Date


                                       2